20 April 2022
From:     Coöperatieve Rabobank U.A.
as Facility Agent ("Rabobank")
Croeselaan 18
3521 CB Utrecht
The Netherlands

Nieuw Amsterdam Receivables Corporation B.V. as Lender ("Nieuw Amsterdam")
Basisweg 10
1043 AP Amsterdam
The Netherlands

To:    Greif, Inc. (the "Performance Indemnity Provider")
425 Winter Road
Delaware
Ohio 43015
United States of America

Greif Services Belgium BVBA (the "Originator's Agent" and "Greif CC")
Beukenlei 24
2960 Brecht
Belgium

Cooperage Receivables Finance B.V. (the "Main SPV")
Naritaweg 165, Telestone 8
1043 BW Amsterdam
The Netherlands
Ladies and Gentlemen:
This letter is the extension letter (the "Extension Letter") in connection with the extension (the "Extension") of the EUR 100,000,000 trade receivables securitisation facility (the "Facility") as documented in the Transaction Documents (as defined in the Master Definitions Agreement dated 27 April 2012 and as amended and restated on 17 April 2020 (and as the same may be amended, varied or supplemented from time to time) between, inter alios, the parties to this Extension Letter (the "Master Definitions Agreement")). This Extension Letter amends the Facility Maturity Date as set out in the Master Definitions Agreement.
Capitalised terms in this Extension Letter shall, except where the context otherwise requires and save where otherwise defined herein, bear the meanings ascribed to them in the Master Definitions Agreement.
I.FACILITY MATURITY DATE
With effect from 25 April 2022, the Originator's Agent, the Performance Indemnity Provider, the Lender and the Facility Agent agree to extend the Facility Maturity Date to 24 April 2023.
II.MISCELLANEOUS

This Extension Letter may be executed in counterparts, all of which taken together shall constitute one and the same agreement.
Any provisions of this Extension Letter may be amended if, but only if, such amendment is in writing and is signed by each of the parties hereto
Each of the parties agree that this Extension Letter may be signed with an electronic signature (including, but not limited to, by using any level/authentication of "DocuSign" or "Adobe Sign" or using a mouse draw signature) and that such electronic signature once provided will have the same legal effects as a written ('wet-ink') signature.
This Extension Letter and the rights and obligations of the parties hereto and any non-contractual obligations arising out of or in connection with this Extension Letter shall be governed by and construed in accordance with Netherlands law.

COÖPERATIEVE RABOBANK U.A.
As Facility Agent

/s/ EUGENE VAN ESVELD	/s/ DANILO GUAITOLI
By: Eugene van Esveld	By: Danilo Guaitoli
Title: Managing Director	Title: Director

NIEUW AMSTERDAM RECEIVABLES CORPORATION B.V.
As Lender

/s/ SYTSE VAN ULSEN	/s/ KRISTINA ADAMOVICH
By: Sytse van Ulsen	By: Kristina Adamovich
Title: Proxyholder	Title: Proxyholder

Signed for agreement:
COOPERAGE RECEIVABLES FINANCE B.V.
As Main SPV

/s/ R. ABROMAITYTE	/s/ V. URBAITIS
By: R. Abromaityte	By: V. Urbaitis
Title: Attorney-in-fact A	Title: Attorney in Fact B
Date: April 22, 2022	Date: April 22, 2022

GREIF SERVICES BELGIUM BVBA
As Originators' Agent and Greif CC

/s/ DAVID LLOYD
By: David Lloyd
Title: Director
Date: April 21, 2022
GREIF, INC.
As Performance Indemnity Provider

/s/ DAVID LLOYD
By: David Lloyd
Title: VP, Controller and Treasurer
Date: April 21, 2022

- 4 -